NET LOSS PER SHARE ATTRIBUTABLE TO STOCKHOLDERS	3 Months Ended
Mar. 31, 2018
Earnings Per Share [Abstract]
NET LOSS PER SHARE ATTRIBUTABLE TO STOCKHOLDERS
NET LOSS PER SHARE ATTRIBUTABLE TO STOCKHOLDERS
Basic net income (loss) per common share attributable to Altice USA stockholders is computed by dividing net income (loss) attributable to Altice USA stockholders by the weighted average number of common shares outstanding during the period.  Diluted income per common share attributable to Altice USA stockholders reflects the dilutive effects of stock options. Diluted net loss per common share attributable to Altice USA stockholders excludes the effects of common stock equivalents as they are anti-dilutive.
The weighted average number of shares used to compute basic and diluted net loss per share for the three months ended March 31, 2017 reflect the retroactive impact of certain organizational transactions that occurred prior to the Company's IPO.